Exhibit 99.1

In order to provide a basis for comparability to historical data, Gartner, Inc. (“Gartner”, “we” or us”) is today providing recast reportable business segment results for the four quarters of 2016 as well as the first quarter of 2017, for each of Gartner and CEB Inc. (“CEB”), as well as combined company information showing the combined results of Gartner and CEB during those periods, which occurred prior to Gartner’s acquisition of CEB on April 5, 2017.

Following our acquisition of CEB, Gartner is reporting the results of four business segments, which are defined as follows:

•	Research – includes the results of our previous Gartner Research segment and the results of CEB’s core subscription-based best practice and decision support research activities. In addition, Research now includes our Strategic Advisory Services (“SAS”) business, which was previously included in the Consulting segment.

•	Consulting - includes our previous Gartner Consulting segment except, as noted above, the results of our SAS business are now included in the Research segment.

•	Events - includes the results of our previous Gartner Events segment and the results of CEB’s former Evanta business and destination event activities.

•	Talent Assessment & Other – this is a new segment for Gartner and it includes CEB’s previously disclosed Talent Assessment business as well as certain CEB non-subscription based talent products and services.

The information set forth below recasts certain historical GAAP and non-GAAP operating results for each of Gartner and CEB on the basis of these four segments during the four quarters of 2016 as well as the first quarter of 2017. In addition, the information set forth below includes “Combined Company” numbers, which are the sum of the results of Gartner and CEB for each line item during each period, notwithstanding the fact that the acquisition was not completed until after those periods.

The calculation of Combined Company numbers excludes certain adjustments with respect to presentation of pro forma financial information required under U.S. GAAP and the rules and regulations of the SEC. Accordingly, the Combined Company numbers are non-GAAP. We believe Combined Company numbers are useful in comparing our performance following the CEB acquisition with our and CEB’s independent performances prior to our acquisition of CEB. The Combined Company numbers should be read together with our and CEB’s historical financial statements included in our and their respective quarterly reports on Form 10-Q and annual reports on Form 10-K, and the pro forma financial statements included in Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on April 6, 2017 and footnote 5 to our Current Report on Form 10-Q for the period ending June 30, 2017.

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Adjusted Historical Recast Segments

	GAAP Revenue		Deferred Revenue Fair Value Adjustment		Adjusted Revenue			GAAP Direct Expense			Adjusted Gross Contribution			Adjusted Contribution Margin
	Gartner	CEB	Gartner	CEB	Gartner	CEB	Combined Company	Gartner	CEB (1)	Combined Company	Gartner	CEB	Combined Company	Combined Company
Three Months Ended 03/31/17
Research	$511,306	$144,233	$143	$—	$511,449	$144,233	$655,682	$160,192	$41,800	$201,992	$351,257	$102,433	$453,690	69%
Consulting	78,594	—	—	—	78,594	—	78,594	54,658	—	54,658	23,936	—	23,936	30%
Events	35,269	1,180	—	60	35,269	1,240	36,509	21,702	3,320	25,022	13,567	(2,080)	11,487	31%
Talent Assessment & Other	—	68,837	—	—	—	68,837	68,837	—	31,917	31,917	—	36,920	36,920	54%
TOTAL	$625,169	$214,250	$143	$60	$625,312	$214,310	$839,622	$236,552	$77,037	$313,589	$388,760	$137,273	$526,033	63%

Three Months Ended 12/31/16
Research	$485,844	$155,391	$258	$—	$486,102	$155,391	$641,493	$154,509	$45,981	$200,490	$331,593	$109,410	$441,003	69%
Consulting	81,058	—	—	—	81,058	$—	81,058	62,433	—	62,433	18,625	—	18,625	23%
Events	136,315	20,865	—	2,653	136,315	$23,518	159,833	63,234	9,416	72,650	73,081	14,102	87,183	55%
Talent Assessment & Other	—	77,894	—	—	—	$77,894	77,894	—	32,042	32,042	—	45,852	45,852	59%
TOTAL	$703,217	$254,150	$258	$2,653	$703,475	$256,803	$960,278	$280,176	$87,439	$367,615	$423,299	$169,364	$592,663	62%

Three Months Ended 09/30/16
Research	$466,877	$151,759	$429	$—	$467,306	$151,759	$619,065	$144,231	$42,429	$186,660	$323,075	$109,330	$432,405	70%
Consulting	73,707	—	—	—	73,707	—	73,707	55,492	—	55,492	18,215	—	18,215	25%
Events	33,475	1,644	—	1,106	33,475	2,750	36,225	18,946	4,446	23,392	14,529	(1,696)	12,833	35%
Talent Assessment & Other	—	76,441	—	—	—	76,441	76,441	—	31,449	31,449	—	44,992	44,992	59%
TOTAL	$574,059	$229,844	$429	$1,106	$574,488	$230,950	$805,438	$218,669	$78,324	$296,993	$355,819	$152,626	$508,445	63%

Three Months Ended 06/30/16
Research	$456,690	$152,221	$—	$—	$456,690	$152,221	$608,911	$138,069	$46,740	$184,809	$318,621	$105,481	$424,102	70%
Consulting	86,548	—	—	—	86,548	—	86,548	58,207	—	58,207	28,341	—	28,341	33%
Events	66,760	11,416	—	8,544	66,760	19,960	86,720	30,698	5,193	35,891	36,062	14,767	50,829	59%
Talent Assessment & Other	—	78,965	—	—	—	78,965	78,965	—	35,089	35,089	—	43,876	43,876	56%
TOTAL	$609,998	$242,602	$—	$8,544	$609,998	$251,146	$861,144	$226,974	$87,022	$313,996	$383,024	$164,124	$547,148	64%

Three Months Ended 03/31/16
Research	$447,590	$149,673	$—	$774	$447,590	$150,447	$598,037	$134,581	$42,948	$177,529	$313,009	$107,499	$420,508	70%
Consulting	77,621	—	—	—	77,621	—	77,621	53,066	—	53,066	24,555	—	24,555	32%
Events	32,055	52	—	—	32,055	52	32,107	19,072	586	19,658	12,983	(534)	12,449	39%
Talent Assessment & Other	—	73,473	—	—	—	73,473	73,473	—	32,660	32,660	—	40,813	40,813	56%
TOTAL	$557,266	$223,198	$—	$774	$557,266	$223,972	$781,238	$206,719	$76,194	$282,913	$350,547	$147,778	$498,325	64%

(1) - Certain items have been reclassified to conform to Gartner’s direct expense and segment presentation.

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Reconciliation of GAAP Operating income to Combined Adjusted EBITDA (a):

	Three Months Ended			Three Months Ended			Three Months Ended			Three Months Ended			Three Months Ended
	31-Mar-17			31-Dec-16			30-Sep-16			30-Jun-16			31-Mar-16
	Gartner	CEB	Combined Company	Gartner	CEB	Combined Company	Gartner	CEB	Combined Company	Gartner	CEB	Combined Company	Gartner	CEB	Combined Company
Operating income	$53,514	$(10,537)	$42,977	$108,687	$(41,429)	$67,258	$48,726	$17,562	$66,288	$83,299	$14,578	$97,877	$64,429	$16,125	$80,554
Adjustments:						—			—			—			—
Stock-based compensation expense (b)	22,576	5,238	27,814	10,533	5,706	16,239	9,520	4,893	14,413	11,112	5,006	16,118	15,495	4,218	19,713
Depreciation, accretion, and amortization (c)	16,553	17,131	33,684	15,986	25,385	41,371	15,776	24,900	40,676	15,258	26,265	41,523	15,038	25,626	40,664
Amortization of pre-acquisition deferred revenues (d)	143	60	203	258	2,653	2,911	429	1,106	1,535		8,544	8,544		774	774
Acquisition and integration charges and other nonrecurring items (e)	13,272	4,243	17,515	9,641	1,735	11,376	16,556	840	17,396	8,033	3,662	11,695	8,368	1,457	9,825
Other charges (f)		19,736	19,736		77,608	77,608		10,368	10,368		6,460	6,460		4,758	4,758
Adjusted EBITDA	$106,058	$35,871	$141,929	$145,105	$71,658	$216,763	$91,007	$59,669	$150,676	$117,702	$64,515	$182,217	$103,330	$52,958	$156,288

(a) Adjusted EBITDA is based on GAAP operating income adjusted for certain normalizing adjustments.

(b) Consists of charges for stock-based compensation awards.

(c) Includes depreciation expense, accretion on excess facilities accruals, and amortization of intangibles. The depreciation and amortization amounts do not include any fair value adjustments as a result of the acquisition.

(d) Consists of the amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract.

(e) Consists of incremental and directly-related charges related to acquisitions and other non-recurring items.

(f) Primarily consists of restructuring costs, real estate and business transformation costs, equity investment losses and non-operating foreign currency impact related to the acquired CEB business

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